Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
22.	SUBSEQUENT EVENTS
Special cash dividend
On March 24, 2022, the Company declared a special cash dividend in the amount of US$0.64 per ADS, or US$0.32 per ordinary share. The cash dividend will be paid on April 29, 2022 to shareholders of record at the close of business on April 13, 2022. The ex-dividend
date was April 12, 2022. The aggregate amount of cash dividends to be paid is approximately US$127 million, which will be funded by surplus cash on the Company’s balance sheet.
Restriction of cash balances in bank
In February 2022, the Group’s bank balance of RMB95.4

million was restricted for withdrawal by a local government authority in the PRC. The restricted amount is suspected to be linked with a Momo user’s illegal activity and embezzlement of funds, which was recharged and consumed in the live video service on Momo platform. There is no suspected or alleged wrongdoing on the part of the Group. As the case involving the said user is currently in the early stage of investigation, the likelihood of any unfavorable outcome or any estimate of the amount or range of any potential loss cannot be reasonably ascertained, the Group is still in the process of evaluating its potential loss as of the date of this report.